SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
[X]  14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                           COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid

      Fee paid previously with preliminary materials

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                    --------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
                                                         -----------------------

      3)    Filing Party:
                          ------------------------------------------------------

      4)    Date Filed:
                        --------------------------------------------------------

                           COMMUNITY BANKSHARES, INC.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 17, 2004


TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of Community Bankshares, Inc., a South Carolina corporation (the "Company"), will be held at Orangeburg National Bank, 791 Broughton Street, Orangeburg, South Carolina at 3:00 p.m., on Monday, May 17, 2004, for the following purposes:

     (1) To elect six directors to each serve three-year terms and one director to serve a two year term;

     (2) To vote on an amendment to the 1997 Stock Option Plan to increase by 300,000 shares the total number of shares of Common Stock reserved for issuance under the Plan; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only record holders of Common Stock of the Company at the close of business on April 1, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      You are cordially invited and urged to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE COMPANY AT (803) 535-1060 or (888) 329-1060. IF YOU ARE THE RECORD OWNER OF YOUR SHARES AND ATTEND THE ANNUAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO. IN ANY EVENT, A PROXY MAY BE REVOKED BY THE RECORD OWNER OF SHARES AT ANY TIME BEFORE IT IS EXERCISED.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THE PROPOSALS PRESENTED.

                                            By Order of the Board of Directors



                                            William W. Traynham
                                            President


Orangeburg, South Carolina
April 15, 2004

                           Community Bankshares, Inc.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             to be Held May 17, 2004

                -------------------------------------------------


      This Proxy Statement is furnished to shareholders of Community Bankshares, Inc., a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at Orangeburg National Bank, 791 Broughton Street, Orangeburg, South Carolina at 3:00 p.m. on Monday, May 17, 2004, or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


      Solicitation of proxies may be made in person or by mail, telephone or other electronic means by directors, officers and regular employees of the Company. The Company may also ask banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about April 15, 2004.


      The Company's principal executive offices are located at 791 Broughton Street, Orangeburg, South Carolina 29115. The Company's telephone number is
(803) 535-1060 or (888) 329-1060.

                                  ANNUAL REPORT

      The Annual Report on Form 10-K covering the Company's fiscal year ended December 31, 2003, including financial statements, constitutes the Company's Annual Report to Shareholders and is included (without exhibits) with this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who returns the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Community Bankshares, Inc., 791 Broughton Street, Orangeburg, South Carolina 29115, Attention: William W. Traynham, President. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

                                QUORUM AND VOTING

      The Company's only voting security is its no par value Common Stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on April 1, 2004, (the "Record Date"), the Company had issued and outstanding 4,336,112 shares of Common Stock, which were held of record by approximately 2,134 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

      The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or other electronic means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the meeting. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Cumulative voting will not be permitted.

      If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting, including amendment of the 1997 Stock Option Plan, will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast against the proposal.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      If the shareholder appropriately specifies how the proxy is to be voted, it will be voted in accordance with the shareholder's specifications. If the shareholder does not specify how the proxy is to be voted, the proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors and "FOR" amendment of the 1997 Stock Option Plan. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder of the Company who wishes to present a proposal for action at the 2005 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company, 791 Broughton Street, Orangeburg, South Carolina 29115, Attention: William W. Traynham, President. Any shareholder who wishes for the Company to include any such proposal in its proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company to Mr. Traynham's attention no later than December 17, 2004. If any shareholder proposal is not received by Mr. Traynham by March 1, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents. Only proper proposals that are timely received will be included in the Company's proxy statement and proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      The following table sets forth, as of December 31, 2003, the number and percentage of outstanding shares beneficially owned by (i) each director and director nominee of the Company, (ii) each person named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group. No person is known by the Company to own more than 5% of the outstanding Common Stock.


                                                                                     Number of              % of
                                                                                       Shares              Common
                                          Position in the Company                   Beneficially            Stock
 Name                                          and the Banks*                           Owned            Ownership**
 ----                                          --------------                           -----            -----------
E. J. Ayers, Jr.                  Director CBI, ONB, SNB, FNB, BR and CRM,          91,280  (1)             2.10%
                                 Chairman CRM, Chairman and Chief Executive
                                               Officer of CBI

Keith W. Buckhouse               Director CBI and FNB, President and Chief          -       (2)                **
                                          Executive Officer of FNB

Alvis J. Bynum                              Director CBI and SNB                    32,685  (3)                **

Martha Rose C. Carson                       Director CBI and ONB                    66,629  (4)             1.53%

Anna O. Dantzler                            Director CBI and ONB                    97,500  (5)             2.25%

A. Wade Douroux                  Director CBI and CRM, President and Chief          64,818                  1.50%
                                          Executive Officer of CRM

Thomas B. Edmunds                           Director CBI and BR                     20,000  (6)                **

J. M. Guthrie                      Director CBI and ONB, Chairman of ONB,          170,000  (7)             3.92%
                                    Chairman Executive Committee of CBI


William A. Harwell                Director CBI and BR, President and Chief          28,862  (8)                **
                                          Executive Officer of BR

Richard L. Havekost                         Director CBI and FNB                    12,450  (9)                **

Phil P. Leventis                   Director CBI and SNB, Chairman of SNB            44,360 (10)             1.02%

J. V. Nicholson, Jr.                  Director CBI and Chairman of BR              135,000 (11)             3.12%

William H. Nock                Director CBI and SNB, Chief Executive Officer        65,409 (12)             1.50%
                                            and President of SNB


Samuel F. Reid, Jr.                         Director CBI and ONB                    53,702 (13)             1.24%

William W. Traynham              Director CBI, ONB, SNB, FNB, BR, and CRM,          60,447 (14)             1.39%
                                President and Chief Financial Officer of CBI

J. Otto Warren, Jr.              Director CBI and ONB, Vice Chairman of CBI        176,521 (15)             4.07%


Wm. Reynolds Williams                      Director CBI and FNB,                    12,188 (16)                **
                                              Chairman of FNB

Michael A. Wolfe               Director CBI and ONB, Chief Executive Officer        56,741 (17)             1.30%
                                            and President of ONB

All executive officers and                                                       1,188,592 (18)            26.57%
directors as a group (18 persons)


*CBI - the Company; ONB - Orangeburg National Bank; SNB - Sumter National Bank; FNB - Florence National Bank; BR - Bank of Ridgeway; CRM - Community Resource Mortgage
**Percentages not shown are less than one percent.

(1) Includes 1,680 shares owned by Nancy R. Ayers, Mr. Ayers' wife; 2,030 shares owned by an IRA for the benefit of Nancy R. Ayers; 1,680 shares held by an IRA for the benefit of Mr. Ayers; and 10,250 shares subject to stock options which are currently exercisable.
(2) Mr. Buckhouse was appointed President of Florence National Bank on March 1, 2004, and was appointed to the Board of Directors of the Company on March 29, 2004. At the time this proxy statement was prepared he did not own any shares in the Company.
(3) Includes 5,874 shares owned by Marjorie F. Bynum, Mr. Bynum's wife; and 8,150 shares subject to stock options which are currently exercisable.
(4) Includes 10,250 shares subject to stock options which are currently exercisable.
(5) Includes 10,500 shares held jointly with Charlton Ardis, Mrs. Dantzler's son; and 10,250 shares subject to stock options which are currently exercisable.
(6)  Includes 10,000 shares held by Lucy Edmunds, Mr. Edmund's wife.
(7) Includes 159,750 shares owned jointly with Lou D. Guthrie, Mr. Guthrie's wife; and 10,250 shares subject to stock options which are currently exercisable.
(8) Includes 14,100 shares held jointly with Kathyrn Harwell, Mr. Harwell's wife; 9,000 shares held by Smith Barney in an IRA for the benefit of Mr. Harwell; and 4,100 shares held by Smith Barney in an IRA for the benefit of Mrs. Harwell.
(9) Includes 4,050 shares subject to stock options which are currently exercisable.
(10) Includes 11,347 owned by LPT Enterprises, a limited partnership; 2,483 shares owned by an IRA for the benefit of Mr. Leventis; 22,380 shares held by Raymond James in an IRA for the benefit of Mr. Leventis; and 8,150 shares subject to stock options that are currently exercisable.
(11) Includes 67,500 shares owned by Ellen Nicholson, Mr. Nicholson's wife.
(12) Includes 1,415 shares owned by the Nock Family Trust; 493 shares owned by an IRA for the benefit of Linda H. Nock, Mr. Nock's wife; 41,546 shares held by Paine Webber for benefit of Mr. Nock; 2,889 shares held by Scott & Stringfellow for the benefit of Linda Nock; and 18,650 shares subject to stock options which are currently exercisable.
(13) Includes 14,052 shares held by Mr. Reid as trustee for his children; 16,800 shares owned by Rosa G. Reid, Mr. Reid's wife; and 10,250 shares subject to stock options which are currently exercisable.
(14) Includes 18,436 shares owned jointly with Margaret S. Traynham, Mr. Traynham's wife; 2,122 shares owned jointly with children; and 18,650 shares subject to stock options which are currently exercisable.
(15) Includes 53,010 shares owned by Mildred J. Warren, Mr. Warren's wife; and 10,250 shares subject to stock options which are currently exercisable.
(16) Includes 4,738 shares owned jointly with Mary T. Williams, Mr. Williams' wife; and 4,050 shares subject to stock options which are currently exercisable.
(17) Includes 2,241 shares owned by Joye McGrady Wolfe as custodian for minor children; and 18,650 shares subject to stock options which are currently exercisable.
(18) Includes 141,850 shares subject to stock options which are currently exercisable.


                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide for a Board of Directors consisting of not less than nine nor more than twenty-four directors divided into three classes each serving three-year staggered terms. The number of directors is currently fixed by the Board at eighteen. Six directors have been nominated for re-election by the shareholders at the 2004 Annual Meeting to serve for three-year terms and one director has been nominated to serve for a two year term. All directors serve until their successors are elected and qualified to serve. All of the nominees are presently directors of the Company and have served continuously since first becoming directors.

      Should any of the nominees become unable or unwilling to serve upon election, the proxy agents intend to vote for the election, in his or her stead, of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the proposed directors will be unable or unwilling to serve if elected.

                                   MANAGEMENT

Directors

      The table below sets forth the age, business experience for the past five years, and term in office for each of the directors of the Company. Each of the directors of the Company is also a director of one or more of the Company's subsidiaries as shown in the table on page 3. There are no family relationships among any of the directors or executive officers of the Company.

Name, Address (and age)       Director Since            Business Experience During the Past 5 Years
-----------------------       ---------------           -------------------------------------------

                    Nominees for Election to Serve Until 2007

Anna O. Dantzler (64)               1994                Retired since 1989; former customer service representative
Orangeburg, S.C.                                        for Orangeburg National Bank


William A. Harwell (55)             2002                President and Chief Executive Officer of Bank of Ridgeway
Winnsboro, S.C.                                         since 1982;  President and Chief Executive Officer of Ridgeway Bancshares
                                                        from 1999 to June 2002

Richard L. Havekost (63)            1998                Licensed professional engineer; Principal in Raldex, Inc.
Florence S.C.                                           (investor in motel  properties);  Principal  and  Secretary of RDBP,  Inc.
                                                        (retail  beverage  store);  1967-1993,  employed by Nucor Corp. in various capacities,  including Vice  President of Nucor Corp. and General  Manager
                                                        of the Florence Division

William H. Nock (58)                1996                President and Chief Executive Officer, Sumter National Bank
Sumter, S.C.                                            since June 1996

Samuel F. Reid, Jr. (55)            1994                Attorney, Horger, Barnwell & Reid
Orangeburg, S.C.

William W. Traynham (48)            1992*               President and Chief Financial Officer of the Company
Orangeburg, S.C.

                    Nominee for Election to Serve until 2006


Keith W. Buckhouse (42)             2004                President and Chief Executive Officer of Florence National
Florence, S.C.                                          Bank since March 2004;  Pee Dee Area  Executive for Carolina First Bank from
                                                        April 2003 to February 2004. Florence City Executive for Carolina First Bank
                                                        from 1996 to April 2003.


                  Current Directors Whose Terms Expire in 2006

E. J. Ayers, Jr. (71)               1987*               Chairman of the Board of Directors and Chief Executive
Orangeburg, S.C.                                        Officer of the Company since January, 1999; retired President,  C.M. Dukes
                                                        Oil Co., oil distributor and auto parts supplier

Alvis J. Bynum (66)                 1996                Retired President, Cities Supply Co., waterwork supplies
Sumter, S.C.                                            distributor

J. Otto Warren, Jr. (76)            1987*               President, Warren and Griffin Lumber Co., Inc. and Home
Orangeburg, S.C.                                        Builder's Supply Co., Inc., builders' supply and lumber
                                                        manufacturer


                                       5

J. V. Nicholson, Jr. (59)           2002                Retired dentist; Chairman Bank of Ridgeway since 2001;
Ridgeway, S.C.                                          Chairman Ridgeway Bankshares from 2001 to June 2002


                  Current Directors Whose Terms Expire in 2005


Thomas B. Edmunds (66)              2002                Retired financial consultant, Merrill Lynch
Columbia, S.C.


Martha Rose C. Carson (68)          1987*               President, Marty Rae, Inc., apparel and furniture retailers
Orangeburg, S.C.

A. Wade Douroux (32)                2001                President and Chief Executive Officer, Community Resource
Columbia, S.C.                                          Mortgage, Inc.

J. M. Guthrie (76)                  1987*               President, Superior Motors, Inc., Vice President, Superior
Orangeburg, S.C.                                        Honda car dealerships; Chairman of the Board of  Directors  of  Orangeburg
                                                        National Bank since March 1998

Phil P. Leventis (58)               1996                President and Chief Executive Officer, Dixie Central
Sumter, S.C.                                            Distributing  Co., Inc.,  wholesale  beverage  distributor;  member of the
                                                        South Carolina State Senate;  Chairman of the Board of Directors of Sumter
                                                        National Bank since June 1996

Wm. Reynolds Williams (58)          1998                Attorney, Managing Partner, Willcox, Buyck & Williams,
Florence, S.C.                                          P.A.;  Chairman of the Board of Directors of Florence  National Bank since
                                                        July 1998

Michael A. Wolfe (46)               1992*               President of Orangeburg National Bank since 1992,
Orangeburg, S.C.                                        Chief Executive Officer of Orangeburg National Bank since June 1996

--------------------
* Includes service as Director of Orangeburg National Bank prior to formation of the Company in 1992.

Executive Officers

         Information about Mr. Ayers, the Chief Executive Officer of the Company, and Mr. Traynham, the President and Chief Financial Officer of the Company, is set forth above under "--Directors." Mr. Ayers and Mr. Traynham are the only executive officers of the Company.

Attendance at Meetings of the Board of Directors and Shareholder Meetings


         The Board of Directors of the Company held 12 meetings during 2003. Each director, except Mr. Williams, attended at least 75% of the total number of meetings of the Board of Directors during the period in 2003 for which he served as director.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, 14 of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Audit Committee


         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Alvis J. Bynum (chairman), Thomas B. Edmunds, Anna O. Dantzler, and Richard L. Havekost, all of whom are non-employee directors. Each member of the Audit Committee is independent as defined in Section 121 (A) of the American Stock Exchange's listing standards, as modified or supplemented. The Audit Committee is responsible for appointment of the independent auditors and oversees the internal and external audit function. The Audit Committee met seven times in 2003. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.


Compensation Committee


         The Company has a Compensation Committee comprised of Richard L. Havekost (chairman), Wm. Reynolds Williams, J. M. Guthrie, Samuel F. Reid, Phil
P.  Leventis,  Thomas  B.  Edmunds,  J. V.  Nicholson  and Alvis J.  Bynum.  The
Compensation Committee makes recommendations to the Board of Directors concerning the compensation for the senior officers of the Company. The Compensation Committee met six times during 2003.


Nominating Committee


         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in American Stock Exchange Company Guide, as modified or supplemented. The Company does not have a Nominating Committee charter.


         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.


         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year for a potential candidate to be considered as a potential Board of Directors' nominee. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Board's candidates receive.


         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 30 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 30 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with this requirement may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Community Bankshares, Inc., 791 Broughton Street, Orangeburg, South Carolina 29115. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table summarizes for the years ended December 31, 2003, 2002 and 2001 the compensation awarded to, earned by or paid to the Chairman and Chief Executive Officer of the Company, the President of the Company and to the current chief executive officers of the Company's subsidiaries who earned, were awarded or paid compensation greater than $100,000 in 2003.

                           Summary Compensation Table

                                                                                Long-Term
                                                                               Compensation
                                                                               ------------
                                                                                  Awards
                                                             Annual               ------
                                                          Compensation          Securities
                                                          ------------          Underlying          All Other
                                              Year    Salary        Bonus         Options        Compensation (1)
                                              ----    ------        -----    ---  --------       ----------------

E. J. Ayers, Jr.                              2003      $ 82,000    $25,554       5,000             $ 5,016
Chairman and Chief Executive Officer of       2002        82,000     28,182           -               5,965
Community Bankshares                          2001        82,000     17,258       5,000               2,460

William W. Traynham                           2003      $135,000    $42,072       5,000             $ 5,847
President of Community Bankshares             2002       135,000     46,396           -               5,151
                                              2001       135,000     28,414       5,000               4,333


Michael A. Wolfe                              2003      $135,000    $42,072       5,000             $ 5,847
President and Chief Executive Officer of      2002       135,000     46,396           -               5,307
Orangeburg National Bank                      2001       135,000     28,414       5,000               5,869


William H. Nock                               2003      $135,000    $42,072       5,000              $6,603
President and Chief Executive Officer of      2002       135,000     46,396           -               6,063
Sumter National Bank                          2001       135,000     28,414       5,000               4,185

William A. Harwell (2)                        2003      $135,000    $42,072       5,000              $4,986
President and Chief Executive Officer of      2002        67,500     23,198           -               4,098
Bank of Ridgeway

A. Wade Douroux (3)                           2003      $125,000     $98,000      5,000              $3,000
President and Chief Executive Officer         2002        96,000      85,396          -               2,750
Community Resource Mortgage Inc               2001        16,000      11,833          -                   -

(1) This column sets forth Company contributions made on behalf of the named executive officers to the 401(k) plan maintained by the Company for all eligible employees.
(2) Mr. Harwell became a director and executive officer of the Company July 1, 2002.
(3) Mr. Douroux became a director and executive officer of the Company November 1, 2001.

                          Option Grants in Fiscal 2003


                                       Individual Grants(1)
                               --------------------------------
                                                                                                      Potential realizable
                                                                                                        value at assumed
                                  Number of      % of total                                          annual rates of stock
                                 Securities        Options                                           price appreciation for
                                 Underlying      Granted to       Exercise                                 option term
                                   Options        Employees        Price            Expiration             -----------
        Name                       Granted         in 2003      (per share)             Date            5%         10%
        ----                       -------         -------      -----------             ----            --         ---


E. J. Ayers                         5,000           2.6%        $18.85           October 27, 2013      $59,273    $150,210
William A. Harwell                  5,000           2.6%        $18.85           October 27, 2013      $59,273    $150,210
William H. Nock                     5,000           2.6%        $18.85           October 27, 2013      $59,273    $150,210
William W. Traynham                 5,000           2.6%        $18.85           October 27, 2013      $59,273    $150,210
Michael A. Wolfe                    5,000           2.6%        $18.85           October 27, 2013      $59,273    $150,210
A. Wade Douroux                     5,000           2.6%        $18.85           October 27, 2013      $59,273    $150,210

(1) The options were granted at the fair market price on October 27, 2003, the date of the grant, become exercisable on October 27, 2004, and expire on October 27, 2013.


       Aggregated Option Exercises in 2003 and 2003 Year End Option Values

         The following table sets forth information about stock options held at December 31, 2003 by the executive officers listed in the Summary Compensation Table. No options were exercised in 2003.

                                           Number of Securities                   Value of Unexercised
                                          Underlying Unexercised                      In-the-Money
                                               Options 12/31/03                     Options 12/31/03(1)
                                               ----------------                     -------------------
Name                                Exercisable(2)      Unexercisable        Exercisable       Unexercisable
----                                --------------      -------------        -----------       -------------
E. J. Ayers                              10,250             5,000             $ 74,955            $2,000
William A. Harwell                            -             5,000             $      -            $2,000
William H. Nock                          18,650             5,000             $172,647            $2,000
William W. Traynham                      18,650             5,000             $172,647            $2,000
Michael A. Wolfe                         18,650             5,000             $172,647            $2,000
A. Wade Douroux                               -             5,000             $      -            $2,000

----------------------
(1) Based on a fair value of $19.25 per share, the closing price of a share of the Company's common stock on December 31, 2003.
(2) Each of the above persons holds options for 5,000 shares at an exercise price of $18.85 per share, which will not be exercisable before October 27, 2004. Each of the above persons, with the exception of Messrs. Harwell and Douroux, also holds options for 5,250 shares at an exercise price of $12.83 per share and 5,000 shares at an exercise price of $11.00 per share. Messrs. Nock, Traynham and Wolfe also each hold options for 8,400 shares at an exercise price of $7.62 per share.

Compensation Committee Interlocks and Insider Participation


         The members of the Compensation Committee for the year ended December 31, 2003 were Richard L. Havekost, Chair, Alvis J. Bynum, Thomas B. Edmunds, J.
V. Nicholson, J. M. Guthrie, Phil P. Leventis, Samuel F. Reid and Wm. Reynolds Williams.

         The law firm of Horger, Barnwell & Reid, L.L.P., in which Samuel F. Reid is a partner, provided legal services to the Company in 2003, and is continuing to provide legal services to the Company in 2004. The law firm of

Willcox, Buyck & Williams, P.A. in which Wm. Reynolds Williams is a member, provided legal services to the Company in 2003, and is continuing to provide legal services to the Company in 2004.

Board Report on Executive Officer Compensation

         The Compensation Committee is required to report to the shareholders the basis for the Compensation Committee's action in establishing compensation for Community Bankshares' and its subsidiaries' executive officers.

         The Community Bankshares' compensation program is designed to retain and reward executive officers that are capable of leading Community Bankshares in achieving its business objectives in an industry characterized by complexity, competitiveness and change. The compensation of Community Bankshares' and its subsidiaries' executive officers is reviewed and approved annually by the Compensation Committee.

         Annual compensation for Community Bankshares' Chief Executive Officer and other senior executive officers consists of three elements.

     o A base salary that is determined by individual contribution and performance, and which is designed to provide a base level of compensation comparable to that provided key executives of other financial institutions of similar size and performance.

     o A short-term cash incentive program that is directly linked to individual performance and to Community Bankshares' performance. One-half of the officer's incentive is determined by the applicable subsidiary and one-half by Community Bankshares. Incentive payments for the President and the Chief Executive Officer of Community
          Bankshares are determined by the Board of Directors of Community Bankshares.

     o    A long-term  incentive  program that  provides from time to time stock options to executive officers. Stock option grants provide an incentive that focuses the executive's attention on managing Community Bankshares from the perspective of a stockholder with an equity stake in the business. The economic value of any stock option granted is directly tied to the future performance of Community Bankshares' stock and will provide value to the recipient only when the price of Community Bankshares' stock increases over the option grant price.

         For Community Bankshares' key executives, base salary is targeted to approximate average salaries for individuals in similar positions with similar levels of responsibilities who are employed by other banking organizations of similar size and financial performance. During 2003, Community Bankshares set the base salary for Mr. Ayers, the Chief Executive Officer, at $82,000. During 2003 the Committee set the base salary for each of Mr. Wolfe, President of Orangeburg National Bank, Mr. Nock, President of Sumter National Bank, Mr. Harwell, President of the Bank of Ridgeway, and Mr. Traynham, President of Community Bankshares at $135,000.

         The Compensation Committee annually reviews national, regional, statewide, and local peer group salary data (to the extent available) to assist it in setting appropriate levels of the Chief Executive Officer's and other executive officers' base salaries. A second factor considered by the Compensation Committee in setting and adjusting base salary was Community Bankshares' 2003 financial performance. The Committee annually sets a base level of consolidated income before taxes, which was $5.6 million for 2003. Income earned above that level is multiplied by a factor of 4.5% to determine the amount available for incentive payments to senior officers. This performance indicator is updated annually based on current economic conditions and expectations.

         For Community Bankshares' key executives, the Compensation Committee considered cash incentive bonuses based on 2003 results payable in 2004 that ranged to over 30% of base salary. The plan is designed so that over time incentive payments may be as much as 40% of base pay. For purposes of determining the cash incentive bonus payable during 2004 for 2003, Community Bankshares considered actual operating results and individual performances of the involved officers. The Committee completed its recommendations and the Boards of Directors approved them in February 2004.

         During 2004, Messrs. Traynham, Wolfe, Nock and Harwell were each paid a bonus of $42,072 for 2003 performance. During 2004, Mr. Ayers was paid a bonus of $25,554 for 2003 performance.


         In October 2003 the Board of Community Bankshares approved the grant of 5,000 stock options each to Messrs. Ayers, Traynham, Wolfe, Nock, and Harwell.

         Mr. Douroux, President of Community Resource Mortgage, Inc., is a senior officer of the company, but his compensation is considered outside the parameters of the senior officer compensation plan. His base salary for 2003 was $125,000. His bonus for 2003, paid in 2004, was $98,000 and was based on mortgage loan production volume during the year. Mr. Douroux also received a grant in October of 2003 of 5,000 stock options.

         This report is provided as a summary of current Board practice with regard to annual compensation review and authorization of executive officer compensation and with respect to specific action taken for the Chief Executive Officer.

       Richard L. Havekost, Chairman         Phil P. Leventis
       Alvis J. Bynum                        J. V. Nicholson, Jr.
       Thomas B. Edmunds                     Samuel F. Reid, Jr.
       J. M. Guthrie                         Wm. Reynolds Williams

Shareholder Return Performance Graph

         The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

         The performance graph below compares the Company's cumulative total return over the most recent five year period with the Russell 2000 Index (reflecting overall stock market performance for small cap stocks) and the SNL Southeast Bank Index (reflecting changes in banking industry stocks in the southeastern U. S.), and a peer group index consisting of all the publicly traded banks and thrifts in South Carolina. Returns are shown on a total return basis, assuming the reinvestment of dividends and a beginning stock index price of $100 per share. Values presented for the Company are based on transactions as reported through the American Stock Exchange.

                           Community Bankshares, Inc.

                                                                         Period Ending
Index                                            12/31/98   12/31/99    12/31/00   12/31/01   12/31/02    12/31/03
                                                 --------   --------    --------   --------   --------    --------
Community Bankshares, Inc.                        $100.00     $93.82      $84.94    $102.85    $131.19     $158.77
Russell 2000                                       100.00     121.26      117.59     120.52      95.83      141.11
SNL Southeast Bank Index                           100.00      78.69       79.01      98.44     108.74      136.55
Publicly Traded Banks and Thrifts in SC            100.00      78.30       62.15      80.64     100.59      137.21


         Change of Control Agreements and Employment Agreements


         In 1999, the Company entered into Change of Control Agreements with Messrs. Ayers, Traynham, Wolfe and Nock. The principal purpose of the agreements is to protect these executives against a change in control of the Company. The agreements provide that, if within five years after the date of the agreements, any change of control of the Company is effected, then the executive will be entitled to certain benefits. A change of control of the Company will be deemed to have been effected for purposes of the Agreement if: (i) voting control of the Company is acquired, directly or indirectly, by any person or group acting in concert, (ii) the Company is merged with or into any other entity and the Company is not the surviving entity of the merger, (iii) voting control of any subsidiary of the Company by which the executive is principally employed is acquired, directly or indirectly, by any person or group acting in concert, or
(iv) any subsidiary of the Company by which the executive is principally employed is merged with or into another entity that is not also a subsidiary of the Company and such subsidiary is not the surviving entity of the merger. If the executive terminates his employment with the Company or his employment is terminated by the Company at any time within six months following the effective date of a change in control, the executive will be entitled to a lump sum payment equal to twice his annual salary in effect at the date of termination. The Agreement requires certain adjustments in the event that the lump sum payment exceeds the amount prescribed by Section 280G of the Internal Revenue Code. The term of the Agreement extends automatically for an additional year on each annual anniversary thereof, unless the Company gives 30 days prior notice to the executive that the term will not be extended. Keith W. Buckhouse became President of Florence National Bank on March 1, 2004, and was appointed to the Board of Directors of Community Bankshares on March 29, 2004. Mr. Buckhouse will be provided with a change in control agreement comparable to those in effect for the other senior officers.


         CBI entered into employment agreements with A. Wade Douroux, President and Chief Executive Officer of Community Resource Mortgage, Inc., in October 2001, and with William A. Harwell, President and Chief Executive Officer of the Bank of Ridgeway, in July 2002. Mr. Douroux's contract is for an initial term of three years, and Mr. Harwell's contract is for an initial term of five years. Each contract is for an initial term and at the end of the term automatically renews for an additional year unless notice is given according to the terms of the contract. The contracts specify compensation and other benefits appropriate to the nature of Messrs. Douroux's and Harwell's employment. The contracts also provide the employees with protection in the event of a change in control of the Company under terms and conditions comparable to those outlined above for the Change of Control Agreements.

         The foregoing descriptions of the Change of Control Agreements and Employment Agreements are merely summaries of such agreements and are qualified in their entirety by reference to the agreements, which are included in the Company's filings with the Securities and Exchange Commission.

Director Compensation


         Community Bankshares Inc. paid directors who are not employees of the Company or its subsidiaries fees of $200 per month until March 2003, and increased the fees to $400 per month for the remainder of 2003. Orangeburg National Bank paid fees of $500 per month to its non-employee directors until April 2003, and increased the fees to $800 per month for the remainder of 2003. Sumter National Bank paid fees of $600 per month to its non-employee directors during 2003. Florence National Bank paid fees of $300 per month to its non-employee directors until April 2003, and increased the fees to $500 per month for the remainder of 2003. The Bank of Ridgeway paid fees of $450 per month to its non-employee directors during 2003. Community Resource Mortgage Inc. did not pay any director fees during 2003. The foregoing director fees totaled $282,650 for Community Bankshares Inc. and its subsidiaries in 2003.


Stock Plan


         For information on the stock option plan, see the section "Amendment to the 1997 Stock Option Plan."

                     AMENDMENT TO THE 1997 STOCK OPTION PLAN

         At the 2004 Annual Meeting, shareholders will be asked to vote on amendments to the 1997 Stock Option Plan for the purpose of increasing by 300,000 shares to a total of 785,600 shares the number of shares reserved for issuance under the Plan. All of the additional shares will be reserved for issuance pursuant to the exercise of incentive stock options.


         Options may be granted pursuant to the plan to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. At December 31, 2001, the Company and its subsidiaries had 126 employees. Non-employee directors are also permitted to participate in the Plan. Such non-employee directors are only eligible to be granted non-qualified stock options.

         All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date grant, as determined by the Board of Directors. Non-qualified options will have such exercise prices as may be determined by the Board of Directors at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant, options may not be transferred except by will or the laws of descent and distribution, and options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options, the exercise price and the exercise date of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. The Board of Directors may amend, suspend or terminate the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The plan will terminate on March 16, 2007, and no options will be granted thereunder after that date.


         Under federal tax law and regulations, the granting of a stock option does not produce income to the optionee or a tax deduction for the Company unless the option itself has a determinable market value and is not an incentive stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares over the option exercise price is taxable to the optionee as ordinary income and deductible as an expense by the Company. The cost basis of the shares acquired is the fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the stock acquired over the option price will be an item of tax preference to the optionee, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the stock is made within two years from the date of grant of the incentive stock option nor within one year after the transfer of the stock to the optionee, the optionee does not realize income as a result of exercising the incentive stock option; the tax basis of the stock received is the option price; any gain or loss realized on the ultimate sale of the stock is long-term capital gain or loss, and the Company is not entitled to any tax deduction by reason of the exercise. If the optionee disposes of the stock within the two-year or one-year periods referred to above, the excess of the fair market value of the stock at the time of exercise (or the proceeds of disposition, if less) over the option price will at that time be taxable to the optionee as ordinary income and deductible by the Company. For determining capital gain or loss on such a disposition, the tax basis of the stock will be the fair market value at the time of exercise.

         As of March 31, 2004, there were outstanding incentive options to purchase 418,367 shares (including 195,750 shares subject to approval by shareholders of the amendment to the 1997 Plan at the 2004 Annual Meeting) and nonqualified options to purchase 162,050 shares. The market value of the Common Stock on March 31, 2004 was $18.25 per share.

         The Board of directors recommends a vote "FOR" approval of the amendment to the 1997 Stock Option Plan.

                      Equity Compensation Plan Information

         The following table sets forth aggregated information as of December 31, 2003, about the 1997 Stock Option Plan, which is the Company's only equity compensation plan.

Plan category                   Number of securities       Weighted-average             Number of securities
                                to be issued upon          Exercise price of            Remaining available
                                exercise of                Outstanding options,         for future issuance
                                outstanding options,       Warranties and rights        under equity
                                warrants and rights                                     compensation plans
                                                                                        (excluding securities
                                                                                        reflected in column(a))
                                           (a)                            (b)                          (c)
----------------------          ----------------------     ----------------------       -------------------------
Equity compensation
plans approved by
security holders                   357,591                        $11.24                        205,183

Equity compensation
plans not approved
by security holders                   None                           N/A                            N/A
                                   -------                        ------                        -------

Total                              357,591                        $11.24                        205,183


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         The banks have loan and deposit relationships with some of the directors of the Company and some of the directors of the subsidiaries of the Company and with companies with which the directors are associated as well as members of the immediate families of the directors ("Affiliated Persons"). (The term "members of the immediate families" for purposes of this paragraph includes each person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) The total loans outstanding to these parties at December 31, 2003, were $7,416,000. Loans to Affiliated Persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, at the time they were made involve more than the normal risk of collectibility or present other unfavorable features.


         The law firm of Horger, Barnwell & Reid, L.L.P. in which Samuel F. Reid, a director of the Company, is a partner, provided legal services to the Company in 2003, and is continuing to provide legal services to the Company in 2004. The law firm of Willcox, Buyck & Williams, P.A. in which Wm. Reynolds Williams, a director of the Company, is a member also provided legal services to the Company in 2003, and is continuing to provide legal services to the Company in 2004.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE


         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and written representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2003, except for late filings of two reports reporting one transaction each for each of E. J. Ayers, A. Wade Douroux, William A. Harwell, Phil P. Leventis, William H. Nock, William W. Traynham and Michael A. Wolfe, and late filing of one report reporting one transaction for J. M. Guthrie. It is the Company's practice to assist directors with filing of Section 16(a) reports.

                             INDEPENDENT ACCOUNTANTS

         The Audit Committee has appointed J. W. Hunt & Company, LLP, independent certified public accountants, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 2004. A representative of J. W. Hunt & Company, LLP is expected to be present at the 2004 Annual Meeting and will be given the opportunity to make a statement on behalf of the firm if he or she so desires, and will respond to appropriate questions from shareholders.

Fees Billed by Independent Auditors

         The following table sets forth the aggregate fees billed by J.W. Hunt & Company, LLP, the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended December 31, 2003 and December 31, 2002 and for other services rendered during fiscal years 2003 and 2002, on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

Fee Category                                  2003       % of Total        2002         % of Total
------------                                  ----       ----------        ----         ----------
Audit Fees                                 $ 92,050         80%          $ 88,000            82%
Audit-Related Fees                           12,900         11%            10,825            10%
Tax Fees:
      Tax compliance/preparation             10,200          9%             8,650             8%
      Other tax services                          -                             -
                                           --------                      --------
          Total Tax Fees                     10,200          9%             8,650             8%
                                           --------                      --------
All Other Fees                                    -                             -
                                           --------                      --------
Total Fees                                 $115,150        100%          $107,475           100%
                                           ========                      ========

         Total Fees

         Audit Fees: Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.


         Audit-Related Fees: Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and agreed upon procedures required by various government agencies, such as the Federal Home Loan Bank or the Department of Housing and Urban Development.

         Tax Fees:  Tax fees  include  fees for tax  compliance/preparation  and
other  tax  services.  Tax   compliance/preparation   include  fees  billed  for
professional services related to federal and state tax compliance.

         All Other Fees: All other fees would include fees for services other than those reported above. No other services were provided by J.W. Hunt & Company, LLP.


         In making its decision to appoint J.W. Hunt & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of J.W. Hunt & Company, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.


         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Audit Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services, of which there were none during the year. During 2003, all audit and permitted non-audit services were pre-approved by the Committee.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee has discussed with the Company's independent auditors, J. W. Hunt & Company, LLP, the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from J. W. Hunt & Company, LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with J. W. Hunt & Company, LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.


       Alvis J. Bynum, Chair             Richard L. Havekost
       Anna O. Dantzler                  Thomas B. Edmunds



                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K


         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, including financial statements (but not including exhibits), is being provided free of charge with this Proxy Statement to each shareholder of record. Copies of exhibits to the Form 10-K will be provided upon written request to William W. Traynham, President, Community Bankshares, Inc., Post Office Box 2086, Orangeburg, South Carolina 29116, at a charge of 20(cent) per page. Copies of the Form 10-K and exhibits may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov. Copies of the 10-K will soon be available on the company's website at www.communitybanksharesinc.com.


                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                                                      Appendix A

                            COMMUNITY BANKSHARES INC.
                             AUDIT COMMITTEE CHARTER

Purposes of the Committee

         The primary functions of the Audit Committee (the "Committee") are as follow:

         o Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company (the Company refers to Community Bankshares and its banking subsidiaries);

         o     Overseeing   that   management  has  established  and  maintained
               processes to assure that an adequate system of internal control is functioning within the Company;

         o     Overseeing   that   management  has  established  and  maintained
               processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

Committee Membership and Qualifications

The Committee shall consist of a minimum of three members of the Board, each of whom has been determined by the Board to be "independent" under the rules of the American Stock Exchange, Inc. (the "AMEX"), and other applicable law or regulation.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must be "financially sophisticated," in that he or she has past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background such as having served as a chief executive officer or chief financial officer or other senior officer with financial oversight responsibilities, and each of whom meets all other legal and regulatory requirements imposed upon audit committee members. Members shall be appointed by the Board and shall serve for such term or terms as the Board may determine.

No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

No member of the Committee may, directly or indirectly, receive any compensation from the Company other than (1) director's fees, and (2) fixed amounts of compensation under a retirement or other deferred compensation plan for prior service that is not contingent on continued service.

Powers, Duties and Responsibilities of the Committee

The Committee shall have the following duties, responsibilities and powers:

          1. Holding at least quarterly meetings and such additional meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants or the Internal Auditor;

          2.   Approving an agenda for the ensuing year;

          3. At least annually, appointing or replacing the independent auditor and overseeing the work of the independent auditor, which shall report directly to the Committee;

          4. Pre-approving all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934 which are approved by the Committee prior to completion of the audit; the Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting;

          5. Overseeing the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

          6.   Reviewing the performance of the independent accountants;

          7. Ensuring the Committee's receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor;

          8.   Reviewing  and  concurring  in  the   appointment,   replacement,
               reassignment or dismissal of the internal auditor;

          9.   Confirming the independence of the internal auditor;

          10. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal audit strategy and plans, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

          11.  Reviewing  with  management,   the  independent  accountants  and
               internal  auditors   significant   risks  and  exposures,   audit
               activities and significant audit findings;

          12. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

          13. Reviewing the Company's audited annual consolidated financial statements and the independent accountant's opinion rendered with respect to such consolidated financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

          14. Reviewing the interim and annual financial reports filed with the SEC;

          15. Reviewing the adequacy of the Company's systems of internal control, including computerized information systems, controls and security;

          16. Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

          17. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accountants;

          18. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

          19. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

          20.  Reporting   through  its  Chairman  to  the  Board  of  Directors
               following the meetings of the Audit Committee;

          21. Maintaining minutes or other records of meetings and activities of the Audit Committee;

          22. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

          23. establishing procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable auditing or accounting matters;

          24. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit
               Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation; and

          25. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.


Resources and Authority of the Committee

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent audit firm must report directly to the Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including: (i) the authority to engage and compensate independent auditors for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services, and other procedures; (ii) to retain and compensate counsel and other experts or consultants; and (iii) to provide for its members to take advantage of opportunities for further education regarding the performance of their duties. The Company shall provide the Committee with appropriate funding, as determined by the Committee for such purposes.

                                      PROXY

                           COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING OF SHAREHOLDERS - Monday, May 17, 2004


         E. J. Ayers and Michael A. Wolfe, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Community Bankshares, Inc. held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on May 17, 2004, and at any adjournment thereof, as follows:


1.   Election of   [ ] FOR all nominees listed    [ ]  WITHHOLD AUTHORITY
     Directors.        below                           to vote for all nominees
                                                       listed below


                     WITHHOLD AUTHORITY only on the following nominees:_________
                     ___________________________________________________________
                     ___________________________________________________________

                    Instructions:   To  withhold   authority  to  vote  for  any
                    individual(s), write the nominee's(s') name(s) on the line above.

NOMINEES:  Three Year Terms:  Anna O. Dantzler,  William A. Harwell,  Richard L.
                              Havekost, William H. Nock, Samuel F. Reid, Jr. and William W. Traynham

              Two Year Term:  Keith W. Buckhouse


2. Amendment to the 1997 Stock Option Plan to increase by 300,000 shares the number of shares of common stock reserved for issuance upon exercise of options under the 1997 Stock Option Plan.

               [ ] FOR        [ ] AGAINST       [ ] ABSTAIN


3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)


THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Dated:              ,  2004          ___________________________________________
       -------------

                                    --------------------------------------------